Exhibit 10.2

                     FIRST AMENDMENT TO AMENDED AND RESTATED
             SENIOR SECURED CREDIT AGREEMENT AND TO CREDIT AGREEMENT
                  RESERVE SECURITIES ACCOUNT CONTROL AGREEMENT


     This First Amendment (the "Amendment") to the Amended and Restated Senior Secured Credit Agreement and the Credit Agreement Reserve Securities Account Control Agreement referenced below is entered into as of July 29, 2003, among Metris Companies Inc., a Delaware corporation (the "Borrower"), the lenders signatory hereto (the "Required Lenders"), Goldman Sachs Credit Partners L.P., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and Deutsche Bank Trust Company Americas, as collateral agent for the Lenders (in such capacity, the "Collateral Agent").

                                R E C I T A L S:
                                ----------------

     WHEREAS, Borrower, Lenders, Administrative Agent and Collateral Agent, are parties to the Amended and Restated Senior Secured Credit Agreement, dated as of June 18, 2003 (the "Credit Agreement"), providing for the extension of credit to Borrower in the form of a term loan in the aggregate principal amount of $125,000,000;

     WHEREAS, Borrower and Collateral Agent, as a condition precedent to the obligations of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, entered into a Credit Agreement Reserve Securities Account Control Agreement, dated as of June 27, 2003 (the "CARSACA").

         WHEREAS, the parties hereto wish to further amend the Credit Agreement on the terms and conditions set forth below;

     WHEREAS, Borrower and Collateral Agent wish to amend the CARSACA on the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Amendments to Credit Agreement and CARSACA.

1.1. Amendment to Section 1.01 of the Credit Agreement. The defined term "Monthly Excess Spread Percentage" is hereby amended and restated to read in its entirety as follows:

     "Monthly Excess Spread  Percentage" shall mean, as the context may require,
     (i) with respect to any Series under the Metris Master Trust (a) the Portfolio Yield for such Monthly Period less (b) the Base Rate for such Monthly Period and/or, (ii) with respect to the Metris Master Trust as a whole, (a) the weighted average Portfolio Yield for all Series under the Metris Master Trust for such Monthly Period less (b) the weighted average Base Rate for all Series under the Metris Master Trust. For purposes of this definition, "Base Rate" and "Portfolio Yield" shall have the respective meanings assigned to such terms in the relevant supplements to the Master Trust Agreement as defined on the Effective Date, except that with respect to the Metris Master Trust Series 2003-A, the definition of "Base Rate" shall, for purposes of the June Monthly Period and thereafter, be deemed to have the meaning assigned to "Base Rate" as of July 1, 2003 as set forth in the Amended and Restated Metris Master Trust 2003-A Series Supplement, dated as of July 1, 2003 (without giving effect to any amendment, supplement or other modification from and after the date of its execution, the "Series 2003-A Supplement"), to the Master Trust Agreement; provided that with respect to any Series issued after the Effective Date, the Base Rate and the Portfolio Yield will be calculated in the manner set forth in the documentation governing such Series so long as such terms (or their equivalent) are defined in such documentation in a manner no less favorable to the Lenders than the relevant definitions existing on the Effective Date.

     The parties hereto agree that the amended definition of Monthly Excess Spread Percentage set forth in this Section 1.1 shall be effective as of the Effective Date of the Credit Agreement except that such amended definition shall not cause the Borrower to be obligated to deposit the Required CARS Account Deposit Amount for the July 2003 CARS Account Monitoring Date into the Credit Agreement Reserve Securities Account ("CARS Account"). Such amended definition shall be in effect for purposes of determining Borrower's obligation to deposit the Required CARS Account Deposit Amount into the CARS Account for the August 2003 CARS Account Monitoring Date and each subsequent CARS Account Monitoring Date.

1.2. Amendment to Section 1 of CARSACA. For the purpose of determining the Required CARS Account Deposit Amount for the August 2003 CARS Account Monitoring Date, and only for such purpose, the definition of "CARS Account Required Balance" is hereby amended and restated in its entirety to read as follows:

     "CARS  Account  Required   Balance"  shall  mean  the  lesser  of  (a)  all
     outstanding Obligations and (b) the product of (1) the number of consecutive CARS Account Monitoring Dates on which the Rolling Three Month Average Excess Spread Percentage with respect to the Metris Master Trust as a whole is less than 1.88%, and (2) $15,000,000.

1.3. Amendment to Section 5.12 of Credit Agreement. Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          Section 5.12. Funding of Credit Agreement Reserve Securities Account. Cause to be funded into the Credit Agreement Reserve Securities Account all amounts to be funded under, and shall comply with all of the terms of, the Credit Agreement Reserve Securities Account Control Agreement if, as set forth in such Agreement, the Rolling Three Month Average Excess Spread Percentage goes below 2% (1.88% for the August 2003 CARS Account Monitoring
     Date) with respect to the Metris Master Trust as a whole.

2. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided herein or in the Credit Agreement or, if not defined therein, the CARSACA.

3. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Credit Agreement, the other Loan Documents or any of the documents referred to therein or executed in connection therewith or (b) prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any documents referred to therein or executed in connection therewith. Whenever the Credit Agreement or the CARSACA is referred to in the Credit Agreement, the CARSACA or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Credit Agreement or the CARSACA, as the case may be, as modified by this Amendment.

4. This Amendment is a document executed pursuant to the Credit Agreement and the CARSACA and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof.

5. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

6. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of Section 9.07 (Applicable Law) of the Credit Agreement, which terms and provisions are incorporated herein by reference.

7. Except as hereby amended, no other term, condition or provision of the Credit Agreement or the CARSACA shall be deemed modified or amended, and this Amendment shall not be considered a novation.

8. The Required Lenders hereby direct and instruct the Administrative Agent and Collateral Agent, as applicable, to execute this Amendment.

9. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      [Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

[Signature Pages to First Amendment to Amended and Restated Senior Secured Credit Agreement]

     IN WITNESS WHEREOF, the Borrower, the Required Lenders, the Administrative Agent and the Collateral Agent have caused this First Amendment to the Amended and Restated Credit Agreement and the Credit Agreement Reserve Securities Account Control Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                             METRIS COMPANIES INC., as Borrower


                             By:
                                ------------------------------------------
                             Name: Scott R. Fjellman
                             Title: Senior Vice President and Treasurer

                              GOLDMAN SACHS CREDIT PARTNERS, L.P.,
                              as Administrative Agent for the Lenders


                              By:
                                 -------------------------------------------
                              Name:
                                   -----------------------------------------
                              Title:
                                    ----------------------------------------

                              DEUTSCHE BANK TRUST COMPANY
                              AMERICAS, as Collateral Agent for the Lenders


                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              HIGH YIELD PORTFOLIO, a series of Income
                              Trust, as Lender


                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------


                              AXP VARIABLE PORTFOLIO - EXTRA
                              INCOME FUND, a series of AXP Variable
                              Portfolio Income Series, Inc., as Lender


                              By:
                                  -----------------------------------------
                              Name:
                                    ---------------------------------------
                              Title:
                                     --------------------------------------


                              By:
                                  -----------------------------------------
                              Name:
                                    ---------------------------------------
                              Title:
                                    ---------------------------------------

                              DK ACQUISITION PARTNERS, L.P., as Lender

                              By: M.H. Davidson & Co., its General Partner


                              By:
                                  -----------------------------------------
                              Name:
                                    ---------------------------------------
                              Title:
                                     --------------------------------------

                               PERRY PRINCIPALS INVESTMENTS, L.L.C., as
                               Lender


                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               THE VARDE FUND V, L.P., a Delaware limited partnership

                               By: The Varde Fund V, G.P. LLC, a Delaware
                               limited liability company, its General Partner

                               By: Varde Partners, L.P., a Delaware
                               limited partnership, its Managing Member

                               By: Varde Partners, Inc., a Delaware corporation, its General Partner


                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               YORK CAPITAL MANAGEMENT, L.P., as Lender


                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               KZM SOLEIL-2, LLC, as Lender


                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------


                               GALAXY 1999-1, LTD., as Lender


                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------


                               SUNAMERICA LIFE INSURANCE COMPANY, as Lender


                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               SATELLITE SENIOR INCOME FUND, LLC, as
                               Lender

                               By: Satellite Asset Management, L.P., its
                               Investment Manager

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               SPCP GROUP LLC, as Lender

                               By: SILVER POINT CAPITAL LP
                               its managing member


                               By:
                                 ------------------------------------------
                               Name:
                                   ----------------------------------------
                               Title:
                                    ---------------------------------------